POWER OF ATTORNEY

I, the undersigned trustee of Clearwater Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint George H. Weyerhaeuser, Jr. and Frederick T. Weyerhaeuser and each of them acting singly to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly to sign for me, in my name in the capacity indicated below, the Amendment to the Registration Statement on Form N-1A to be filed by Clearwater Investment Trust under the Investment Company Act of 1940 and under the Securities Act of 1933 with respect to the offering of its shares of beneficial interest, and any and all subsequent amendments to such Registration Statement and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated, to enable Clearwater Investment Trust to comply with the Investment Company Act of 1940 and the Securities Act of 1933 and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments of said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.

Signature	Date

/s/ Lucy R. Jones	April 24, 2006

________________________________________________

Lucy R. Jones, Trustee

POWER OF ATTORNEY

I, the undersigned trustee of Clearwater Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint George H. Weyerhaeuser, Jr. and Frederick T. Weyerhaeuser and each of them acting singly to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly to sign for me, in my name in the capacity indicated below, the Amendment to the Registration Statement on Form N-1A to be filed by Clearwater Investment Trust under the Investment Company Act of 1940 and under the Securities Act of 1933 with respect to the offering of its shares of beneficial interest, and any and all subsequent amendments to such Registration Statement and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated, to enable Clearwater Investment Trust to comply with the Investment Company Act of 1940 and the Securities Act of 1933 and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments of said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.

Signature	Date

/s/ Lawrence H. King	April 24, 2006

_________________________________________________

Lawrence H. King, Trustee

POWER OF ATTORNEY

I, the undersigned trustee of Clearwater Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint George H. Weyerhaeuser, Jr. and Frederick T. Weyerhaeuser and each of them acting singly to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly to sign for me, in my name in the capacity indicated below, the Amendment to the Registration Statement on Form N-1A to be filed by Clearwater Investment Trust under the Investment Company Act of 1940 and under the Securities Act of 1933 with respect to the offering of its shares of beneficial interest, and any and all subsequent amendments to such Registration Statement and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated, to enable Clearwater Investment Trust to comply with the Investment Company Act of 1940 and the Securities Act of 1933 and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments of said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.

Signature	Date

/s/ Laura E. Rasmussen	April 24, 2006

_________________________________________________

Laura E. Rasmussen, Trustee

POWER OF ATTORNEY

I, the undersigned trustee of Clearwater Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint George H. Weyerhaeuser, Jr. and Frederick T. Weyerhaeuser and each of them acting singly to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly to sign for me, in my name in the capacity indicated below, the Amendment to the Registration Statement on Form N-1A to be filed by Clearwater Investment Trust under the Investment Company Act of 1940 and under the Securities Act of 1933 with respect to the offering of its shares of beneficial interest, and any and all subsequent amendments to such Registration Statement and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated, to enable Clearwater Investment Trust to comply with the Investment Company Act of 1940 and the Securities Act of 1933 and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments of said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.

Signature	Date

/s/ Charles W. Rasmussen	April 24, 2006

________________________________________________

Charles W. Rasmussen, Trustee

POWER OF ATTORNEY

I, the undersigned trustee of Clearwater Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint George H. Weyerhaeuser, Jr. and Frederick T. Weyerhaeuser and each of them acting singly to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly to sign for me, in my name in the capacity indicated below, the Amendment to the Registration Statement on Form N-1A to be filed by Clearwater Investment Trust under the Investment Company Act of 1940 and under the Securities Act of 1933 with respect to the offering of its shares of beneficial interest, and any and all subsequent amendments to such Registration Statement and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated, to enable Clearwater Investment Trust to comply with the Investment Company Act of 1940 and the Securities Act of 1933 and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments of said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.

Signature	Date

/s/ Frederick T. Weyerhaeuser	April 24, 2006

__________________________________________________

Frederick T. Weyerhaeuser, Trustee

POWER OF ATTORNEY

I, the undersigned trustee of Clearwater Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint George H. Weyerhaeuser, Jr. and Frederick T. Weyerhaeuser and each of them acting singly to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly to sign for me, in my name in the capacity indicated below, the Amendment to the Registration Statement on Form N-1A to be filed by Clearwater Investment Trust under the Investment Company Act of 1940 and under the Securities Act of 1933 with respect to the offering of its shares of beneficial interest, and any and all subsequent amendments to such Registration Statement and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated, to enable Clearwater Investment Trust to comply with the Investment Company Act of 1940 and the Securities Act of 1933 and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments of said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.

Signature	Date

/s/ George H. Weyerhaeuser	April 24, 2006

__________________________________________________

George H. Weyerhaeuser, Jr., Trustee